Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Wilsons The Leather Experts Inc. (the “Company”) on Form 10-K for the fiscal year ended February 2, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael T. Sweeney, Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL T. SWEENEY
Michael T. Sweeney
Chairman of the Board of Directors (acting principal executive officer)

Date: April 11, 2008